UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2025

Commission File Number

Exact Name of Registrant as Specified in its Charter, State or other
Jurisdiction of Incorporation,
Address of Principal Executive Offices, Zip Code, and Registrant's
Telephone Number, Including Area Code

IRS Employer Identification No.

1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 525 South Tryon Street Charlotte, North Carolina 28202 800-488-3853	20-2777218
1-15929	PROGRESS ENERGY, INC. (a North Carolina corporation) 411 Fayetteville Street Raleigh, North Carolina 27601 800-488-3853	56-2155481
1-3274	DUKE ENERGY FLORIDA, LLC (a Florida limited liability company) 299 First Avenue North St. Petersburg, Florida 33701 800-488-3853	59-0247770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Duke Energy	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
Duke Energy	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Duke Energy	Depositary Shares each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC
Duke Energy	3.10% Senior Notes due 2028	DUK 28A	New York Stock Exchange LLC
Duke Energy	3.85% Senior Notes due 2034	DUK 34	New York Stock Exchange LLC
Duke Energy	3.75% Senior Notes due 2031	DUK 31A	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 4, 2025, Duke Energy Corporation (“Duke Energy”), Progress Energy, Inc. (“PEI”) and Florida Progress, LLC (“Florida Progress”) entered into an Investment Agreement (the “Investment Agreement”) with Peninsula Power Holdings L.P., a Delaware limited partnership, an affiliate of Brookfield Super-Core Infrastructure Partners (“Investor”), pursuant to which Florida Progress agreed to issue to Investor, and Investor agreed to acquire from Florida Progress, certain newly issued membership interests of Florida Progress such that Investor will own up to 19.7% of the issued and outstanding Florida Progress membership interests following a series of closings, for an aggregate amount of $6 billion, subject to certain adjustments described below. Florida Progress is the sole owner of Duke Energy Florida, LLC (“DEF”). At the first closing under the Investment Agreement (the “First Closing”), Florida Progress will issue to Investor 9.2% of the Florida Progress membership interests issued and outstanding immediately after the First Closing, subject to adjustment, in exchange for $2.8 billion. The First Closing will be followed by additional closings (the “Subsequent Closings”) with the following subsequent investments occurring no later than on the following timeline: (i) Investor will invest an additional $200 million in Florida Progress no later than December 31, 2026; (ii) Investor will invest an additional $500 million in Florida Progress no later than June 30, 2027; (iii) Investor will invest an additional $1.5 billion in Florida Progress no later than December 31, 2027; and (iv) Investor will invest an additional $1 billion in Florida Progress no later than June 30, 2028.

The acquired percentage of membership interests with respect to the First Closing is subject to reduction to the extent certain capital contributions are made to Florida Progress by PEI on or after the date of the Investment Agreement and prior to the First Closing. The investment price for the Subsequent Closings is subject to reduction for certain payments made by Florida Progress with respect to indebtedness.

The closing of the transactions contemplated by the Investment Agreement and the issuance of Florida Progress membership interests thereunder is subject to the satisfaction of certain customary conditions described in the Investment Agreement, including receipt of the approval of the Federal Energy Regulatory Commission and completion of review by the Committee on Foreign Investments in the United States, as well as approval, or a determination that the transaction does not require approval, by the Nuclear Regulatory Commission. The First Closing will occur following the date on which the applicable conditions have been satisfied and is expected to occur in early 2026, and the Subsequent Closings will occur no later than the timeline set forth above and following the date on which the applicable conditions have been satisfied, with the final closing expected to occur by June 30, 2028. Following the First Closing, Investor has the option to fund the subsequent investments, and acquire the corresponding additional interests, earlier than the scheduled timeline set forth above.

In addition, each of the parties has agreed to customary covenants prior to the First Closing, including, among others, the following: (i) PEI will conduct the business of Florida Progress and its subsidiaries in the ordinary course of business consistent with past practices and will preserve, maintain and protect the assets of Florida Progress and its subsidiaries in material compliance with applicable laws and material permits and contracts; (ii) the parties will cooperate and use reasonable best efforts to obtain the required regulatory consents as soon as reasonably practicable; and (iii) the parties will take all action and do all things necessary, proper or advisable under applicable laws to consummate the transactions, including executing documents and taking actions as may be reasonably requested by another party in order to consummate the transactions, subject to customary exceptions.

The Investment Agreement contains representations and warranties by Duke Energy, PEI and Investor, which are customary for transactions of this type. It also obligates the parties to indemnify each other from and after the First Closing for certain losses arising out of breaches of the Investment Agreement or failure by a party to perform with respect to the representations, warranties or covenants contained in the Investment Agreement, among other things, subject to customary limitations. The Investment Agreement contains certain termination rights for both PEI and Investor prior to the First Closing, including termination: (i) by mutual consent of PEI and Investor; (ii) by either Investor or PEI if the First Closing has not occurred by May 4, 2026, subject to possible extension to November 4, 2026; (iii) by either Investor or PEI, as the case may be, prior to the First Closing upon certain material breaches or failures to perform any of the representations, warranties, covenants or agreements by the other party; or (iv) by either Investor or PEI prior to the First Closing in the event of a final and non-appealable order or action restraining, enjoining or otherwise prohibiting the transactions. The Investment Agreement also provides that, upon termination of the Investment Agreement under certain specified circumstances prior to the First Closing, Investor will be required to pay PEI a termination fee of $240 million.

In connection with the First Closing, Investor, Florida Progress and PEI will enter into an Amended and Restated Limited Liability Company Operating Agreement of Florida Progress (the “LLC Agreement”), the form of which has been agreed to by the parties. The LLC Agreement will establish the general framework governing the relationship between Investor and PEI, and their respective successors and transferees, as members of Florida Progress and will provide Investor with limited governance rights commensurate with its ownership. Certain transfer restrictions, transfer rights and other rights apply to Investor and PEI under the LLC Agreement, including (i) the right of Investor to require PEI to acquire Investor’s Florida Progress interests in certain circumstances and (ii) the right of PEI to require Investor to sell its Florida Progress interests to PEI in certain circumstances.

The foregoing summaries of the Investment Agreement and the LLC Agreement and the transactions contemplated thereby are subject to, and qualified in their entirety by, the full terms of the Investment Agreement and the LLC Agreement, respectively. The full terms of the Investment Agreement will be filed no later than with Duke Energy’s, PEI’s and DEF’s Quarterly Report on Form 10-Q for the period ended September 30, 2025. The full terms of the LLC Agreement will be filed no later than with Duke Energy’s, PEI’s and DEF’s Quarterly Report on Form 10-Q for the period in which the parties enter into the LLC Agreement.

Item 7.01. Regulation FD Disclosure.

On August 5, 2025, Duke Energy issued a press release announcing the transaction, which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. In addition, Duke Energy released an overview providing additional detail on the transaction, which is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The information provided in this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Information

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to:

o	The ability to implement our business strategy, including meeting forecasted load growth demand, grid and fleet modernization objectives, and our carbon emission reduction goals, while balancing customer reliability and affordability;

o	State, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements and/or uncertainty of applicability or changes to such legislative and regulatory initiatives, including those related to climate change, as well as rulings that affect cost and investment recovery or have an impact on rate structures or market prices;

o	The extent and timing of costs and liabilities to comply with federal and state laws, regulations and legal requirements related to coal ash remediation, including amounts for required closure of certain ash impoundments, are uncertain and difficult to estimate;

o	The ability to timely recover eligible costs, including amounts associated with coal ash impoundment retirement obligations, asset retirement and construction costs related to carbon emissions reductions, and costs related to significant weather events, and to earn an adequate return on investment through rate case proceedings and the regulatory process;

o	The costs of decommissioning nuclear facilities could prove to be more extensive than amounts estimated and all costs may not be fully recoverable through the regulatory process;

o	The impact of extraordinary external events, such as a global pandemic or military conflict, and their collateral consequences, including the disruption of global supply chains or the economic activity in our service territories;

o	Costs and effects of legal and administrative proceedings, settlements, investigations and claims;

o	Industrial, commercial and residential decline in service territories or customer bases resulting from sustained downturns of the economy, storm damage, reduced customer usage due to cost pressures from inflation, tariffs, or fuel costs, worsening economic health of our service territories, reductions in customer usage patterns, or lower than anticipated load growth, particularly if usage of electricity by data centers is less than currently projected, energy efficiency efforts, natural gas building and appliance electrification, and use of alternative energy sources, such as self-generation and distributed generation technologies;

o	Federal and state regulations, laws and other efforts designed to promote and expand the use of energy efficiency measures, natural gas electrification, and distributed generation technologies, such as private solar and battery storage, in Duke Energy service territories could result in a reduced number of customers, excess generation resources as well as stranded costs;

o	Advancements in technology, including artificial intelligence;

o	Additional competition in electric and natural gas markets and continued industry consolidation;

o	The influence of weather and other natural phenomena on operations, financial position, and cash flows, including the economic, operational and other effects of severe storms, hurricanes, droughts, earthquakes and tornadoes, including extreme weather associated with climate change;

o	Changing or conflicting investor, customer and other stakeholder expectations and demands, particularly regarding environmental, social and governance matters and costs related thereto;

o	The ability to successfully operate electric generating facilities and deliver electricity to customers including direct or indirect effects to Duke Energy resulting from an incident that affects the United States electric grid or generating resources;

o	Operational interruptions to our natural gas distribution and transmission activities;

o	The availability of adequate interstate pipeline transportation capacity and natural gas supply;

o	The impact on facilities and business from a terrorist or other attack, war, vandalism, cybersecurity threats, data security breaches, operational events, information technology failures or other catastrophic events, such as severe storms, fires, explosions, pandemic health events or other similar occurrences;

o	The inherent risks associated with the operation of nuclear facilities, including environmental, health, safety, regulatory and financial risks, including the financial stability of third-party service providers;

o	The timing and extent of changes in commodity prices, including any impact from increased tariffs and interest rates, and the ability to timely recover such costs through the regulatory process, where appropriate, and their impact on liquidity positions and the value of underlying assets;

o	The results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings, interest rate fluctuations, compliance with debt covenants and conditions, an individual utility’s generation portfolio, and general market and economic conditions;

o	Credit ratings of the Duke Energy Registrants (as defined in Duke Energy's Annual Report on Form 10-K for the year ended December 31, 2024) may be different from what is expected;

o	Declines in the market prices of equity and fixed-income securities and resultant cash funding requirements for defined benefit pension plans, other post-retirement benefit plans and nuclear decommissioning trust funds;

o	Construction and development risks associated with the completion of the Duke Energy Registrants’ capital investment projects, including risks related to financing, timing and receipt of necessary regulatory approvals, obtaining and complying with terms of permits, meeting construction budgets and schedules and satisfying operating and environmental performance standards, as well as the ability to recover costs from customers in a timely manner, or at all;

o	Changes in rules for regional transmission organizations, including changes in rate designs and new and evolving capacity markets, and risks related to obligations created by the default of other participants;

o	The ability to control operation and maintenance costs;

o	The level of creditworthiness of counterparties to transactions;

o	The ability to obtain adequate insurance at acceptable costs and recover on claims made;

o	Employee workforce factors, including the potential inability to attract and retain key personnel;

o	The ability of subsidiaries to pay dividends or distributions to Duke Energy (the Parent);

o	The performance of projects undertaken by our businesses and the success of efforts to invest in and develop new opportunities;

o	The effect of accounting and reporting pronouncements issued periodically by accounting standard-setting bodies and the SEC;

o	The impact of United States tax legislation to our financial condition, results of operations or cash flows and our credit ratings;

o	The impacts from potential impairments of goodwill or investment carrying values;

o	Asset or business acquisitions and dispositions, including the transactions pursuant to the Investment Agreement, may not be consummated or may not yield the anticipated benefits, which could adversely affect our financial condition, credit metrics, or ability to execute strategic and capital plans; and

o	The actions of activist shareholders could disrupt our operations, impact our ability to execute on our business strategy or cause fluctuations in the trading price of our common stock.

Additional risks and uncertainties are identified and discussed in the Duke Energy Registrants’ reports filed with the Securities and Exchange Commission and available at its website at sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and the Duke Energy Registrants expressly disclaim an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Duke Energy Corporation Press Release, August 5, 2025
99.2	Transaction Overview, dated August 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: August 5, 2025	By:	/s/ David S. Maltz
David S. Maltz
Vice President, Legal, Chief Governance Officer and Corporate Secretary

PROGRESS ENERGY, INC.

Date: August 5, 2025	By:	/s/ David S. Maltz
David S. Maltz
Corporate Secretary

DUKE ENERGY FLORIDA, LLC

Date: August 5, 2025	By:	/s/ David S. Maltz
David S. Maltz
Vice President, Legal, Chief Governance Officer and Corporate Secretary